UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K/A
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 26, 2017

OWC Pharmaceutical Research Corp.
 (Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-54856

Delaware	98-0573566
(State of Incorporation)	(I.R.S. Employer Identification No.)

30 Shacham Street. P.O.B. 8324 Petach Tikva, Israel	4918103
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's Telephone Number, including area code: 972 (0) 3-758-2657

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 26, 2017, OWC Pharmaceutical Research Corp. (the "Registrant") filed a Form 8-K announcing that its wholly-owned, Israel-based subsidiary, One World Cannabis Ltd (OWC), had filed a patent application with the United States Patent and Trademark Office (USPTO) for its active cannabinoid-based topical cream. The Form 8-K was accompanied by a press release that, in error, reported that the Patent Application Number was 15/639,2 when, in fact, the correct Patent Application Number is 15/629.230. In all other respects, the Form 8-K filed on June 26, 2017 is correct.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWC Pharmaceutical Research Corp.

By: /s/ Mordechai Bignitz
Name: Mordechai Bignitz
Title: Chief Executive Officer

Date: August 1, 2017